Revenue	12 Months Ended
Dec. 31, 2018
Revenue from Contract with Customer [Abstract]
Revenue	Revenue

PayPal enables its customers to send and receive payments. We earn revenue primarily by completing payment transactions for our customers on our Payments Platform and from other value added services. Our revenues are classified into two categories, transaction revenues and revenues from other value added services.
Transaction Revenues
We earn transaction revenues primarily from fees charged to merchants and consumers on a transaction basis. These fees may have a fixed and variable component. The variable component is generally a percentage of the value of the payment amount and is known at the time the transaction is processed. If the underlying transaction is approved for refund, we reimburse the variable component of the fee. We estimate the amount of fee refunds that will be processed during the quarter and record a provision against our net revenues. The volume of activity processed on our Payments Platform, which results in transaction revenue, is referred to as Total Payments Volume (“TPV”). We define TPV as the value of payments, net of reversals, successfully completed on our Payments Platform or enabled by PayPal via a partner payment solution, not including gateway-exclusive transactions. We earn additional fees on transactions where we perform a currency conversion and when we enable cross-border transactions (i.e., transactions where the merchant and consumer are in different countries).

Our contracts with our customers are usually open-ended and can be terminated by either party without a termination penalty after the notice period has lapsed. Therefore, our contracts are defined at the transaction level and do not extend beyond the service already provided. Our contracts generally renew automatically without significant material rights. Some of our contracts include tiered pricing, based primarily on volume. The fee charged per transaction is adjusted up or down if the volume processed for a specified period is different from prior period defined volumes. We have concluded that this volume-based pricing approach does not constitute a future material right since the discount is within a range typically offered to class of customers with similar volume. We do not have any capitalized contract costs, and do not carry any material contract balances.

Our service comprises a single performance obligation to complete payments on our Payments Platform for our customers. Using our risk assessment tools, we perform a transaction risk assessment on individual transactions to determine whether a transaction should be authorized for completion on our Payments Platform. When we authorize a transaction, we become obligated to our customer to complete the payment transaction.

We recognize fees charged to our customers primarily on a gross basis as transaction revenue when we are the principal in respect of completing a payment transaction. As a principal to the transaction, we control the service of completing payments on our Payments Platform. We bear primary responsibility for the fulfillment of the payment service, contract directly with our customers, control the product specifications, and define the value proposal from our services. Further, we have full discretion in determining the fee charged to our customers, which is independent of the costs we incur in instances where we may utilize payment processors or other financial institutions to perform services on our behalf. We therefore bear full margin risk when completing a payment transaction. These fees paid to payment processors and other financial institutions are recognized as transaction expense. We are also responsible for providing customer support.

We provide merchants and consumers with protection programs on most transactions completed on our Payments Platforms, except for transactions using our gateway products or where our customer agreements specifically do not provide for protections. These programs protect both merchants and consumers from loss primarily due to fraud and counterparty performance. Our buyer protection program provides protection to consumers for qualifying purchases by reimbursing the consumer for the full amount of the purchase if a purchased item does not arrive or does not match the seller’s description. Our seller protection programs provide protection to merchants against claims that a transaction was not authorized by the buyer or claims that an item was not received by covering the seller for the full amount of the payment on eligible sales. These protection programs do not provide a separate service to our customers and we estimate and record associated costs in transaction and loan losses during the period the payment transaction is completed.
Revenues from Other Value Added Services
We earn revenues from other value added services which is comprised primarily of revenue earned through partnerships, subscription fees, gateway fees, and other services that we provide to our merchants and consumers. These contracts typically have one performance obligation which is provided and recognized over the term of the contract. The transaction price is generally fixed and known at the end of each reporting period; however, for some agreements, it may be necessary to estimate the transaction price using the expected value method. In our partnership agreement with Synchrony Bank, in addition to the revenue share we earn, we also recognize revenue for transition servicing activities performed on their behalf using a relative selling price determined through the adjusted market assessment approach. We record revenue earned in revenues from other value added services on a net basis when we are considered the agent with respect to processing transactions.
We also earn revenues from interest and fees earned primarily on our credit portfolio of loans receivable, gain on sale of participation interest in certain loans and advances, and interest earned on certain PayPal customer account balances. Interest and fees earned on the credit portfolio of loans receivable are computed and recognized based on the effective interest method and are presented net of any required reserves and amortization of deferred origination costs.
Disaggregation of Revenue

We determine operating segments based on how our Chief Operating Decision Maker (“CODM”) manages the business, makes operating decisions around the allocation of resources and evaluates operating performance. Our CODM is our Chief Executive Officer, who reviews our operating results on a consolidated basis. We operate in one segment and have one reportable segment. Based on the information provided to and reviewed by our CODM, we believe that the nature, amount, timing, and uncertainty of our revenue and cash flows and how they are affected by economic factors is most appropriately depicted through our primary geographical markets and type of revenue (transaction and other value added services) categories. Revenues recorded within these categories are earned from similar services for which the nature of associated fees and the related revenue recognition models are substantially the same.

The following table presents our revenues disaggregated by primary geographical markets and revenues by major products and services:

	Year Ended December 31,
	2018	2017	2016

Primary geographical markets
United States (“U.S.”)	$8,324	$7,084	$5,760
United Kingdom (“U.K.”)	1,658	1,402	1,257
Other countries(1)	5,469	4,608	3,825
Total revenues(2)	$15,451	$13,094	$10,842

Major products and services
Transaction revenues	$13,709	$11,501	$9,585
Other value added services	1,742	1,593	1,257
Total revenues(2)	$15,451	$13,094	$10,842

(1) No single country included in the other countries category generated more than 10% of total revenue.
(2) Total revenues include interest, fees and gains earned on loan and interest receivables, net and held for sale portfolio, as well as hedging gains or losses and interest earned on certain PayPal customer balances of $1.2 billion, $1.3 billion and $1.0 billion for the years ended December 31, 2018, 2017, and 2016, respectively, which do not represent revenues recognized in the scope of ASC Topic 606, Revenue from contracts with customers.

Net revenues are attributed to the U.S., the U.K., and other countries primarily based upon the country in which the merchant is located, or in the case of a cross-border transaction, may be earned from the country in which the consumer and the merchant respectively reside. Net revenues earned from other value added services are typically attributed to the country in which either the customer or partner reside.